SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 21:-	SUBSEQUENT EVENTS

a.
On February 26, 2015, the Board of Directors resolved to issue to certain of the Company's employees options exercisable to 77,000 of the Company's ordinary shares, pursuant to the plan. The Options will vest in four equal annual installments over a period of four years, commencing as of date of the grant, at an exercise price of $ 8.35 per share.